AMENDMENT NUMBER THREE TO GOOGLE SERVICES AGREEMENT ORDER FORM AND AMENDED AND RESTATED GOOGLE SERVICES AGREEMENT

This Amendment Number Three ("**Amendment Three**") to the Google Services Agreement Order Form made effective January 1, 2009 (the "**Order Form**") and the Amended and Restated Google Services Agreement made effective January 1, 2009 (the "**GSA**"), each as amended from time to time (together, the "**Agreement**"), is entered into by and between Google Inc. ("**Google**") and Vertro, Inc. (formerly known as MIVA, Inc.) ("**Customer**") effective as of December 1, 2012 (the "**Amendment Three Effective Date**"). Any capitalized terms used and not defined in this Amendment Three have the meanings given in the Agreement.

BACKGROUND

(A) The Agreement expires on December 31, 2012.

(B) The parties wish to extend the Services Term for one additional month.

AGREEMENT

I. **Term.** The Services Term of the Agreement is hereby extended through January 31, 2013. As such, the following language is added on the cover page of the Order Form below the Initial Services Term:

Renewal Term: January 1, 2011 – January 31, 2013

II. **Miscellaneous.** The parties may execute this Amendment Three in counterparts, including facsimile, PDF, or other electronic copies, which taken together will constitute one instrument. Except as expressly modified herein, the terms of the Agreement remain in full force and effect.

Agreed:

GOOGLE INC.	VERTRO, INC.
By: [signature] 2012.12.13 09:46:38 -08'00'	By: [signature]
Print Name: Nikesh Arora	Print Name: John B. Pisaris
Title: President, Global Sales and Business Development, Google Inc.	Title: General Counsel & Secretary
Date:	Date: 12/13/12